UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of Report (Date of earliest event reported):
March 26, 2009
RAE Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31783	77-0280662
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3775 North First Street
San Jose, California 95134
408-952-8200
(Address and telephone number of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 1, 2009, RAE Systems Inc. (the “Company”) issued a press release announcing that Neil Flanzraich had resigned from the Board of Directors, effective March 26, 2009, and that Dr. Keh-Shew Lu was appointed by the Board of Directors to replace him. A copy of this press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

(c) Exhibit No.	Description

99.1	Press release issued on April 1, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 1, 2009

RAE SYSTEMS INC.
By:	/s/ Randall Gausman
	Name:	Randall Gausman
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on April 1, 2009.